Commitments and Contingencies	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 12 — Commitments and Contingencies

Employment Agreements

AGRL entered into employment agreements with five executive officers: Mr. Lam (Chairman of the Board), Leong Siak Hung (Former Chief Executive Officer), Li Chun Ming (Former Chief Financial Officer), Mr. Vong (Director), and Lam Chou In (Operating Officer) that became effective upon the closing of the acquisition of AGRL.  Upon the closing of the acquisition of King’s Gaming, Iao Kun has entered into two additional employments contracts with Mr. Mok and Mr. Wong. Upon the closing of the acquisition of Bao Li, the Company entered into employment agreements with Mr. Lou and Mr. Lei. Upon the acquisition of the Oriental VIP Room, the Company entered into a 5 year employment agreement with Vong Veng Im. Beginning July 1, 2013, the Company entered into a two year employment agreement with Chien Lee, Chief Strategic Officer, which was terminated on June 9, 2014. Upon termination the Company entered into a consulting agreement with Mr. Chien under similar terms. The employment agreements for the Former Chief Executive Officer and Former Chief Financial Officer expired in February 2013 and continued on the same terms (subject to increases) on a month to month basis until April 30, 2015, upon their resignations. The agreement with Mr. Lam expired on February 2, 2015 and are continuing on the same terms on a month to month basis.

On May 1, 2015, the Company entered into employment agreements with Mr. Vong (Chief Executive Officer), Mr. Lam Chou In (Chief Operating Officer) and Mr. Yip Cheuk Fai (Chief Financial Officer). Each of the agreements is for a period of three years and each executive is entitled to paid vacation in accordance with the Company’s policies and other customary benefits.

Annual minimum compensation for the terms of the employment agreements for terms greater than one year, as amended, is as follows at June 30, 2015:

2015 (6 months)	$621,000
2016	1,036,000
2017	928,000
2018	258,000
Total	$2,843,000

The employment agreements provide that the executive, during the period of five years following the termination of his employment, shall not compete with AGRL or solicit any of its employees. The agreements with each of Leong Siak Hung, Li Chun Ming Raymond, Lam Man Pou, Vong Hon Kun and Lam Chou In contain provisions prohibiting the executives, during their respective terms of employment, from selling, hypothecating or otherwise transferring more than 20% of any Ordinary Shares that may be transferred to them by Spring Fortune from shares it received or receives as a result of the acquisition. If an executive’s employment is terminated for any reason prior to the expiration of the employment term, or if the executive breaches the confidentiality and non-competition and non-solicitation provisions of his employment agreement, the executive is obligated to transfer and assign to the Company all securities then held by him and all rights to receive securities in the future, which securities will be canceled.

Total compensation charged to operations during the three month periods ended June 30, 2015 and 2014, related to these employment contracts were $271,923 and $346,496, respectively; during the six month periods ended June 30, 2015 and 2014, related to these employment contracts were $$494,788 and $700,348, respectively.

Office Lease

The Company has office leases in Hong Kong and Macau for executive offices which expire in September 2015 and April 2016, respectively.  The Company also rents a storage space on a month to month basis for $1,547 per month. Minimum future lease payments are $32,309 and $14,238 for the years ended December 31, 2015 and 2016, respectively. Rent expense was $22,350 and $23,817 for the three month periods ended June 30, 2015 and 2014, respectively; $47,337 and $46,223 for the six month periods ended June 30, 2015 and 2014, respectively.

Gaming Table Rentals

Starting from August 1, 2013, the Company paid a monthly rental of approximately $425,000 for six gaming tables in its Oriental VIP Room in order to have a greater percentage of revenue sharing. Beginning in January 2015, the Company reduced the gaming tables from six to four gaming tables in its Oriental VIP Room and the monthly rental was reduced to approximately $309,000, which was further reduced to $284,000 in May 2015 and $258,000 beginning in June 2015. Rental expense charged to operations for gaming table rentals was $851,185 and $1,276,974 for the three month periods ended June 30, 2015 and 2014, respectively; $1,779,750 and $2,552,895 for the six month periods ended June 30, 2015 and 2014, respectively.

Revenue Sharing

Beginning in September 2012, the Company has adopted a new program to allow certain cash basis junket agents (non-marker) to share in the risk of wins and losses in the VIP gaming rooms. The maximum percentage of sharing that the junket agent may elect to share in the risk of wins and losses is limited to their percentage of rolling chip turnover during the previous month. The junket agent must make its election by the second day of the subsequent month and may elect from zero percent to the maximum percent. A total of approximately $802,000 was recorded as additional commission expense in July 2015 for participating junket agents based on June 2015 rolling chip turnover. Due to fluctuations in wins and losses as well as the agents’ participation, levels, the total amount of revenues and losses shared as well as their percentage of rolling chip turnover may fluctuate significantly.

Certain Risks and Uncertainties

The Group’s operations in Macau are dependent on the annual renewal of the gaming licenses by the Macau SAR to the Promoter Companies and the registration of the Collaborator by the licensed gaming promoter.  The tenure of the Promotion Entities acting as gaming promoters and collaborator for the Casinos is subject to the Gaming Representative / Gaming Promoter Arrangements and Collaborator Agreement.

The Group may not be able to collect all of their markers receivable from the junket agents. Management expects that the Group will be able to enforce these obligations only in a limited number of jurisdictions, including Macau. To the extent that junket agents of the Group, through the Promotion Entities, are from other jurisdictions, the Group may not have access to a forum in which they will be able to collect all of their markers receivable because, among other reasons, courts of many jurisdictions do not enforce gaming debts and the Group may encounter forums that will refuse to enforce such debts. The Group’s inability to collect gaming debts could have a significant negative impact on their operating results.

The Group receives all of their revenue from casino operators within the Asia-Pacific Region. If economic conditions in these areas were to decline materially or additional casino licenses to new casino operators were awarded in these locations, the Group’s consolidated results of operations could be materially affected.